                                                                    EXHIBIT 99.3


                         UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Condensed Combined Financial Information is based on the historical financial statements of Fifth Third and Old Kent, and has been prepared to illustrate the effects of the acquisition described below. The Unaudited Pro Forma Condensed Combined Financial Information is presented for illustration purposes only in accordance with the assumptions set forth below, and is not necessarily indicative of the operating results or financial position that would have occurred if Fifth Third's merger with Old Kent had been consummated nor is it necessarily indicative of future operating results or financial position of the combined company.

         The Unaudited Pro Forma Condensed Combined Financial Information reflects the April 2, 2001 merger of Fifth Third and Old Kent using the pooling-of-interests method of accounting.

         The Unaudited Pro Forma Condensed Combined Balance Sheet assumes Fifth Third's merger with Old Kent was consummated on March 31, 2001.

         The Unaudited Pro Forma Condensed Combined Statements of Income for the three months ended March 31, 2001 and the year ended December 31, 2000 present the combined results of operations of Fifth Third and Old Kent as if the merger had been effective at the beginning of each period presented.

         The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with Fifth Third's Consolidated Financial Statements and notes thereto and Old Kent's Consolidated Financial Statements and notes thereto.

         Fifth Third expects that substantial benefits will be achieved from the merger with Old Kent including operating cost savings and revenue enhancements. The pro forma earnings do not reflect any potential savings or revenue enhancements which are expected to result from the consolidation of operations of Fifth Third and Old Kent and are not necessarily indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings and revenue enhancements to be realized.

                      FIFTH THIRD BANCORP AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2001
                                    ($000's)

                                                     FIFTH THIRD
                                                       BANCORP              OLD KENT
                                                         AND                FINANCIAL          PRO FORMA          PRO FORMA
                                                     SUBSIDIARIES          CORPORATION        ADJUSTMENTS         COMBINED
                                                    --------------       --------------      -------------      -------------
ASSETS
      Cash and Due from Banks                         $    754,924        $    667,119        $      --           $  1,422,043
      Securities Available for Sale                     15,805,505           3,475,902               --             19,281,407
      Securities Held to Maturity                           22,444               5,642               --                 28,086
      Other Short-Term Investments                         121,068              88,211               --                209,279
      Loans Held for Sale                                  893,905           2,574,676               --              3,468,581
      Loans and Leases                                  26,767,086          16,355,521          (15,800)(4)         43,106,807
      Reserve for Credit Losses                           (395,693)           (244,004)         (42,000)(3)           (681,697)
                                                      ------------        ------------        ---------           ------------
           Net Loans and Leases                         26,371,393          16,111,517          (57,800)            42,425,110
      Bank Premises and Equipment                          540,094             271,605          (42,000)(3)            769,699
      Accrued Income Receivable                            372,311             163,482               --                535,793
      Other Assets                                       2,133,103           1,136,317          (10,000)(3)          3,234,337
                                                                                                (25,083)(4)
                                                      ------------        ------------        ---------           ------------
Total Assets                                          $ 47,014,747        $ 24,494,471        $(134,883)          $ 71,374,335
                                                      ============        ============        =========           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
      Total Deposits                                  $ 28,724,097        $ 17,199,247        $      --           $ 45,923,344
      Federal Funds Borrowed                             3,580,027           1,830,540               --              5,410,567
      Other Short-Term Borrowings                        2,756,828           2,709,838               --              5,466,666
      Accrued Taxes, Interest and Expenses               1,481,585             406,392          141,000 (3)          2,028,977
      Other Liabilities                                    375,315              83,741          (40,883)(4)            418,173
      Long-Term Debt                                     4,723,442             449,802               --              5,173,244
      Guaranteed Preferred Beneficial Interests
         in Convertible Preferred Debentures               172,500                  --               --                172,500
                                                      ------------        ------------        ---------           ------------
Total Liabilities                                       41,813,794          22,679,560          100,117             64,593,471
                                                      ------------        ------------        ---------           ------------

SHAREHOLDERS' EQUITY
      Preferred Stock:
           Series D Perpetual                                   --               7,250               --                  7,250
           Series E Perpetual                                   --               2,000               --                  2,000
      Common Stock                                       1,046,875             140,331           90,205 (2)          1,277,411
      Capital Surplus                                      683,429             649,542          (90,205)(2)          1,242,766
      Retained Earnings                                  3,421,127             988,331         (235,000)(3)          4,174,458
      Net Unrealized Gains on Securities
           Available for Sale                               49,522              27,457               --                 76,979
                                                      ------------        ------------        ---------           ------------
Total Shareholders' Equity                               5,200,953           1,814,911         (235,000)             6,780,864
                                                      ------------        ------------        ---------           ------------
Total Liabilities and Shareholder's Equity            $ 47,014,747        $ 24,494,471        $(134,883)          $ 71,374,335
                                                      ============        ============        =========           ============

See accompanying notes to the unaudited pro forma condensed combined financial information.

                      FIFTH THIRD BANCORP AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001
                   ($000'S, EXCEPT SHARES AND PER SHARE DATA)

                                              FIFTH THIRD
                                                 BANCORP          OLD KENT
                                                  AND             FINANCIAL        PRO FORMA           PRO FORMA
                                              SUBSIDIARIES      CORPORATION       ADJUSTMENTS          COMBINED
                                            ---------------   ---------------   --------------       -------------
Interest Income                             $    817,648      $    441,542      $          --        $  1,259,190
Interest Expense                                 424,713           246,073                 --             670,786
                                            ------------      ------------      -------------        ------------
Net Interest Income                              392,935           195,469                 --             588,404
Provision for Credit Losses                       30,290            35,649                 --              65,939
                                            ------------      ------------      -------------        ------------
Net Interest Differential                        362,645           159,820                 --             522,465

Other Operating Income:
      Service Charges on Deposits                 56,168            21,661                 --              77,829
      Other Operating Income                     236,324            95,488              3,539 (4)         335,351
                                            ------------      ------------      -------------        ------------
Total Other Income                               292,492           117,149              3,539             413,180

Operating Expenses:
      Salaries, Wages and Benefits               139,063            95,510              6,515 (4)         241,088
      Equipment and Occupancy Expenses            34,235            27,254                 --              61,489
      Other Operating Expenses                   120,360            65,418             (2,976)(4)         182,802
                                            ------------      ------------      -------------        ------------
Total Operating Expenses                         293,658           188,182              3,539             485,379
                                            ------------      ------------      -------------        ------------
Earnings Before Income Taxes                     361,479            88,787                 --             450,266

Applicable Income Taxes                          117,175            26,691                 --             143,866
                                            ------------      ------------      -------------        ------------
Net Income Before Cumulative Effect of
   Adopting SFAS 133 and Dividend on
   Preferred Stock                               244,304            62,096                 --             306,400
Cumulative Effect of Adopting SFAS 133                --             6,781                 --               6,781
Dividend on Preferred Stock                           --               185                 --                 185
                                            ------------      ------------      -------------        ------------
Net Income Available to
  Common Shareholders                       $    244,304      $     55,130      $          --        $    299,434
                                            ============      ============      =============        ============

Average Shares Outstanding:
      Basic                                  467,532,082       140,067,000                            571,181,662
      Diluted                                482,023,317       141,661,000                            586,852,457

Earnings Per Share:
      Basic                                 $       0.52      $       0.39                           $       0.52
      Diluted                               $       0.51      $       0.39                           $       0.51


See accompanying notes to the unaudited pro forma condensed combined financial information.

                      FIFTH THIRD BANCORP AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                   ($000'S, EXCEPT SHARES AND PER SHARE DATA)

                                              FIFTH THIRD
                                                 BANCORP          OLD KENT
                                                  AND             FINANCIAL          PRO FORMA           PRO FORMA
                                             SUBSIDIARIES        CORPORATION        ADJUSTMENTS           COMBINED
                                            ----------------   ----------------   ---------------      --------------
Interest Income                               $  3,263,371      $  1,684,001      $          --        $  4,947,372
Interest Expense                                 1,793,055           899,795                 --           2,692,850
                                              ------------      ------------      -------------        ------------
Net Interest Income                              1,470,316           784,206                 --           2,254,522
Provision for Credit Losses                         89,037            48,624                 --             137,661
                                              ------------      ------------      -------------        ------------
Net Interest Differential                        1,381,279           735,582                 --           2,116,861

Other Operating Income:
      Service Charges on Deposits                  216,940            81,449                 --             298,389
      Other Operating Income                       795,766           375,344             12,775 (4)       1,183,885
                                              ------------      ------------      -------------        ------------
Total Other Income                               1,012,706           456,793             12,775           1,482,274

Operating Expenses:
      Salaries, Wages and Benefits                 522,374           377,917             27,654 (4)         927,945
      Equipment and Occupancy Expenses             127,077           110,384                 --             237,461
      Other Operating Expenses                     435,822           245,514            (14,879)(4)         666,457
      Merger-Related and Special Charges            33,548            53,425                 --              86,973
                                              ------------      ------------      -------------        ------------
Total Operating Expenses                         1,118,821           787,240             12,775           1,918,836
                                              ------------      ------------      -------------        ------------
Earnings Before Income Taxes                     1,275,164           405,135                 --           1,680,299

Applicable Income Taxes                            412,279           126,787                 --             539,066
                                              ------------      ------------      -------------        ------------
Net Income                                         862,885           278,348                 --           1,141,233
Dividend on Preferred Stock                             --               740                 --                 740
                                              ------------      ------------      -------------        ------------
Net Income Available to
  Common Shareholders                         $    862,885      $    277,608      $          --        $  1,140,493
                                              ============      ============      =============        ============

Average Shares Outstanding:
      Basic                                    463,846,392       137,621,061                            565,685,977
      Diluted                                  475,978,172       139,182,639                            578,973,325

Earnings Per Share:
      Basic                                   $       1.86      $       2.02                           $       2.02
      Diluted                                 $       1.83      $       2.00                           $       1.98

See accompanying notes to the unaudited pro forma condensed combined financial information.

                      FIFTH THIRD BANCORP AND SUBSIDIARIES
                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION


NOTE 1 - BASIS OF PRESENTATION

         The Unaudited Pro Forma Condensed Combined Financial Information reflects Fifth Third's merger with Old Kent, which was accounted for under the pooling-of-interests method of accounting and is based on the historical consolidated financial statements of Fifth Third and Old Kent.


NOTE 2 - SHAREHOLDERS' EQUITY

         For the merger of Fifth Third and Old Kent, each share of Old Kent common stock outstanding immediately prior to the effective time of the merger was cancelled and converted into the right to receive .74 of a share of Fifth Third common stock. Old Kent had 140.3 million shares of common stock outstanding at March 31, 2001, which were exchanged for approximately 103.8 million shares of Fifth Third common stock. The common stock in the Unaudited Pro Forma Condensed Combined Balance Sheet has been adjusted to reflect the par value amount of the Fifth Third shares issued.

         Pro forma retained earnings reflects an adjustment for estimated merger-related charges as described in Note 3 below.


NOTE 3 - MERGER RELATED CHARGES

         In connection with the merger of Fifth Third and Old Kent, the combined company expects to incur pretax merger-related charges of approximately $304 million. These charges are expected to include approximately $42 million for conforming Old Kent's loan quality measurements to those of Fifth Third, and for the change in intent in the management of certain commercial loans; $42 million in occupancy and equipment charges (including lease termination costs, elimination of duplicate facilities and write-off of equipment); $10 million in the write-off of capitalized software and other assets; $77 million in employee-related costs (including change-in-control and severance payments); $50 million in conversion costs and contract terminations; $47 million in balance sheet restructuring charges to comply with Fifth Third's asset liability management policies; and $36 million in other merger-related costs (including investment banker and other professional fees).

         The merger-related charges and the related tax effect have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001, and have not been reflected in the Unaudited Pro Forma Condensed Combined Statements of Income as they are not expected to have a continuing impact on the operations of the combined company.

NOTE 4 - RECLASSIFICATION ENTRIES

         In connection with the merger, Fifth Third and Old Kent performed a review of their respective accounting policies. As a result of this review, it was necessary to reclassify certain amounts in the financial statements of the combined company to conform accounting policies and practices.